                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 20, 2002

                          LANDRY'S RESTAURANTS, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                       000-22150                     74-0405386
(State or other jurisdiction of   (Commission File Number)     (IRS Employer Identification
         incorporation)                                                   No.)

                             1510 West Loop South,
                             Houston, Texas, 77027
                   (Address of principal executive offices)

                                (713) 850-1010
             (Registrant's telephone number, including area code)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

        On May 20, 2002, Landry's Restaurants, Inc. issued a press release announcing that it had entered into an agreement to acquire 39 Chart House restaurants. A copy of the Press Release announcing the acquisition is attached as an exhibit.

Item 7. Exhibits

        (c) Exhibits

                99.1 Landry's Restaurants, Inc. Press Release dated May 20,
                     2002.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        LANDRY'S RESTAURANTS, INC.



                                        By: /s/ Tilman J. Fertitta
                                            ------------------------------------
                                            Tilman J. Fertitta,
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Dated: May 20, 2002

                                       3